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                                                                  EXHIBIT 10.6


                     SIXTH AMENDMENT TO AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                     BRANDYWINE OPERATING PARTNERSHIP, L.P.

                  THIS SIXTH AMENDMENT, dated as of October 6, 1998 (the "Amendment"), further amends the Amended and Restated Agreement of Limited Partnership Agreement (as amended to date, the "Partnership Agreement") of BRANDYWINE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the "Partnership"). Capitalized terms used herein but not defined herein shall have the meanings given such terms in the Partnership Agreement.

                                   BACKGROUND

         A. Pursuant to the Partnership Agreement, Brandywine Realty Trust (the "General Partner"), as the general partner of the Partnership, has the power and authority to issue additional Partnership Interests to persons on such terms and conditions as the General Partner may deem appropriate.

         B. The General Partner, pursuant to the exercise of such power and authority and in accordance with the Partnership Agreement, has determined to execute this Amendment to the Partnership Agreement to evidence the issuance of additional Partnership Interests and the admission of the other signatories hereto as Limited Partners of the Partnership in exchange for certain contributions of interests in real estate and real estate related assets that are being made to the Partnership on the date hereof pursuant to a "contribution" agreement (relating to properties owned by persons and entities that include Donald E. Axinn and affiliates) among the Partnership and the other signatories thereto.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby amend the Partnership Agreement as follows:

                  1. The Partnership Agreement is hereby amended to reflect the admission as a Limited Partner on the date hereof of the Persons set forth on Schedule A attached hereto (the "Admitted Partners") and the ownership by such Persons of the number of Class A Units listed opposite each Person's name on Schedule A. Attached as Schedule B is a list of the Partners of the Partnership prior to the admission of the Admitted Partners, together with the number and class of Partnership Interests owned by such partners.
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                  2. The Partnership Interests issued hereby shall constitute
Class A Units; provided that any distribution to be received by the Admitted Partners on the Class A Units issued to them on the date hereof on account of the fiscal quarter in which they are admitted to the Partnership shall be pro-rated to reflect the portion of the fiscal quarter of the Partnership for which the Admitted Partners held such Class A Units and shall not be pro-rata in accordance with their then Percentage Interests; provided further that the Redemption Right granted to holders of Class A Units in Article XV of the Partnership Agreement shall not be exercisable by the holders of the Class A Units issued on the date hereof to the Admitted Partners until the first anniversary of the date hereof, except that (i) if the holder of any such Class A Units dies, such holder's estate shall thereupon be permitted to exercise the Redemption Right with respect to all of such Class A Units held by it notwithstanding the foregoing restriction and (ii) if a Change of Control (as defined below) of the General Partner occurs, the foregoing restriction on exercise of the Redemption Right shall automatically terminate with respect to all of such Class A Units. Notwithstanding anything contained in the Partnership Agreement or this Amendment, if the holder of Class A Units exercises its Redemption Right and the General Partner or the holder reasonably believes that the issuance of Common Shares in satisfaction of the Redemption Right would require a notification and filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), the obligation of the Partnership and the General Partner to satisfy the Redemption Right may be suspended until applicable filings with the Federal Trade Commission and the Antitrust Division of the Department of Justice have been made and the applicable waiting periods have expired. The General Partner agrees to use commercially reasonable efforts to make any requisite filings under the HSR Act in order to promptly obtain expiration of the applicable waiting periods, and the Partnership and the applicable holder of Class A Units shall split equally any filing fees that may be payable under the HSR Act.

                  3. As used herein, the term "Change of Control" shall mean Change of Control" means:

   (i) the acquisition in one or more transactions by any "Person" (as the term person is used for purposes of Sections 13(d) or 14(d) of the Exchange Act) of "Beneficial ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty-five percent (25%) or more of the combined voting power of the General Partner's then outstanding voting securities (the "Voting Securities"), provided that for purposes of this clause (i) Voting Securities acquired directly from the General Partner by any Person shall be excluded from the determination of such Person's Beneficial ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or

   (ii)    approval by shareholders of the General Partner of:

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          (A)     a merger, reorganization or consolidation involving the
                  General Partner if the shareholders of the General Partner immediately before such merger, reorganization or consolidation do not or will not own directly or indirectly immediately following such merger, reorganization or consolidation, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the General Partner resulting from or surviving such merger, reorganization or consolidation in substantially the same proportion as their ownership of the Voting Securities outstanding immediately before such merger, reorganization or consolidation; or

          (B)     a complete liquidation or dissolution of the General Partner;
                  or

          (C) an agreement for the sale or other disposition of all or substantially all of the assets of the General Partner; or

   (iii) acceptance by shareholders of the General Partner of shares in a share exchange if the shareholders of the General Partner immediately before such share exchange do not or will not own directly or indirectly immediately following such share exchange more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the entity resulting from or surviving such share exchange in substantially the same proportion as their ownership of the Voting Securities outstanding immediately before such share exchange.

                  4. By execution of this Amendment to the Partnership Agreement by the General Partner, the Admitted Partners agree to be bound by each and every term of the Partnership Agreement as amended from time to time in accordance with the terms of the Partnership Agreement. The General Partner confirms that the provisions in Section 18.1(a) of the Partnership Agreement shall apply to the Admitted Partners notwithstanding Section 18.7 of the Partnership Agreement.

                  5. On the date of this Amendment, each of the Admitted Partners shall execute and deliver to Brandywine Realty Trust an Irrevocable Proxy coupled with an Interest in the form set forth on Exhibit 1 hereto attached.

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                  6. Except as expressly set forth in this Amendment to the
Partnership Agreement, the Partnership Agreement is hereby ratified and confirmed in each and every respect.

                  IN WITNESS WHEREOF, this Amendment to the Partnership Agreement has been executed and delivered as of the date first above written.

                                   GENERAL PARTNER:

                                   BRANDYWINE REALTY TRUST

                                   By: /s/ Gerard H. Sweney
                                       ----------------------------------------
                                       Gerard H. Sweeney
                                       President and Chief Executive Officer

                                   ADMITTED PARTNERS:


                                   /s/ Donald E. Axinn
                                   --------------------------------------------
                                   Donald E. Axinn, individually


                                   Donald E. Axinn, Inc.

                                   By: /s/ Donald E. Axinn
                                       ----------------------------------------
                                   Donald E. Axinn, President and Secretary

                                   Morris Green, individually
                                   Arthur Eberstein, individually
                                   Marion Eberstein, individually
                                   Lennard Axinn, individually
                                   Estate of Theodore Geffner
                                   Howard Kantor, individually
                                   Estate of Irving Hirschman
                                   Leo Guthart, individually
                                   Gloria Kantor, individually
                                   Calvin Axinn, individually

                                   By: /s/ Donald E. Axinn
                                       ----------------------------------------
                                       Donald E. Axinn, attorney in fact
                                       to each of the foregoing

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                           SCHEDULE "A"

                                                             NUMBER OF
        ADMITTED                                             PARTNERSHIP
        PARTNERS                                             INTERESTS

        Donald E. Axinn                                      928,651

        Donald E. Axinn, Inc.                                      0

        Morris Green                                          50,233

        Arthur and Marion Eberstein, Joint Tenants             7,513

        Lennard Axinn                                          2,156

        Estate of Theodore Geffner                             1,973

        Howard Kantor                                         31,505

        Estate of Irving Hirschman                             1,488

        Leo Guthart                                              876

        Gloria Kantor                                         21,647

        Richard Bernhard                                      40,927

        Calvin Axinn                                          40,927



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